This Supplement is filed pursuant to Rule 497(d) with regard to Equity Income Fund, Concept Series Health Care Trust II (HCS002)
Defined Asset Funds

The text of the supplement to the Prospectus dated March 22, 1996 is as follows:

                 Supplement dated January 22, 1997
              to Prospectus dated March 22, 1996, of
                      Equity Income Fund
                 Concept Series Health Care Trust II (HCS002)
                         Defined Asset Funds
            _______________________________________________


          Effective immediately, the up-front sales charge for regular purchases of this Series is reduced to 2.00% (2.041% of the net amount invested), without any further reduction for quantity purchases. In addition, deferred sales charges of $1.625 per 1,000 Units ($6.50 per year) will be deducted on the 10th day of February, May, August and November. Therefore, based on the net asset value on January 20, 1997, the maximum aggregate sales charges for Units purchased at the new rate and held for the remaining life of the Fund is approximately 3.12% of the public offering price (3.220% of the net amount invested). The dealer concession is 0.975% of the public offering price and all of the deferred sales charges. Units purchased at this price will not be eligible for exchange at a reduced sales charge under the Exchange Option.




                                                        15043 - 03/96